RYDEX|SGI SERIES FUNDS
Y-CLASS SHARES SUMMARY PROSPECTUS
May 1, 2011

Alternatives

Managed Futures Strategy Fund (RYYMX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), annual report and other information about the Fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 800.820.0888 or by sending an email to: sservices@sg-investors.com. The Fund’s Prospectus and SAI, each dated May 1, 2011, and the Fund’s most recent shareholder report are all incorporated by reference into this Summary Prospectus.

MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE – The Managed Futures Strategy Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund’s current benchmark is the Standard & Poor’s Diversified Trends Indicator® (the “benchmark” or the “S&P DTI”).

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Y-Class Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and Subsidiary	0.96%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.77%
Other Expenses of the Fund	0.76%
Other Expenses of the Subsidiary	0.01%

Total Annual Fund Operating Expenses	1.73%

Fee Waiver*	0.06%

Total Operating Expenses After Fee Waiver	1.67%

*	The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue through April 30, 2012.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund will derive substantially all of its exposure to the benchmark from its investment in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the benchmark. The benchmark is a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the benchmark consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., interest rates and currencies, and 50% to physical commodities, e.g., energy and metals. The contracts included in the benchmark are positioned long or short based on their prices relative to their moving averages (except for the energy sector contracts, which are positioned long or flat but cannot have a short position). The Fund will seek to gain exposure to the benchmark by investing in commodity, currency, and financial-linked structured notes, exchange-traded funds (“ETFs”) and other investment companies that provide exposure to the managed commodities and financial futures markets, commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund typically repositions its portfolio holdings following each month-end; however, if during the month there is a reversal of the moving averages trend that the Advisor deems to be significant, the Fund may execute trades intra month to move to a flat, long or short position (except for the energy sector which will not take a short position). Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the benchmark. On certain occasions, the Fund may employ leveraging techniques to match the benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. To the extent the Fund’s benchmark is concentrated in a particular industry the Fund will necessarily be concentrated in that industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Commodity-Linked Derivative Investment Risk – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

Counterparty Credit Risk – The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

Currency Risk – The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk – The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Fixed Income Risk – The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly affect the Fund and cause the value of the Fund to decrease. In addition, the Fund’s investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

Industry and Sector Concentration Risk – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund’s investments are concentrated in the energy and/or precious metals sectors, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy and precious metals sector companies also may fluctuate widely in response to such events.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses.

Investment in the Subsidiary Risk – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Technique Risk – Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

Leveraging Risk – The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund’s investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

Market Risk – The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Passive Investment Risk – The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Portfolio Turnover Risk – The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

Tax Risk – The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which invests in commodity-linked derivative instruments. To the extent the Fund invests in such instruments directly, it intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Tracking Error Risk – The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the benchmark, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The Fund’s Y-Class Shares commenced operations on March 29, 2010, and thus, do not have an operating history for a full calendar year. Therefore, the returns shown in the bar chart below for all periods are the returns of the Fund’s H-Class Shares, which are not offered in this prospectus. The Fund’s H-Class Shares would have annual returns substantially similar to those of Y-Class Shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Y-Class Shares and H-Class Shares. If differences in expenses had been reflected, the returns shown would be higher. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800.820.0888.

The performance information shown below for the H-Class Shares is based on a calendar year.

Highest Quarter Return (quarter ended 12/31/2008) 8.21%	Lowest Quarter Return (quarter ended 9/30/2008) -6.51%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2010)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past	Since Inception
H-CLASS SHARES	1 Year	(3/2/2007)

Return Before Taxes	-3.84%	1.79%
Return After Taxes on Distributions	-3.84%	1.52%
Return After Taxes on Distributions and Sale of Fund Shares	-2.50%	1.42%
S&P Diversified Trends Indicator® (reflects no deduction for fees, expenses or taxes)	-2.82%	2.28%

MANAGEMENT

INVESTMENT ADVISOR – Security Investors, LLC, which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President of Rydex Investments. Mr. Byrum has been associated with Rydex Investments since 1993.

•	Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Investments since 2000.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Investments since 2004.

PURCHASE AND SALE OF FUND SHARES – If you are an eligible investor, you may purchase shares of the Fund through an authorized broker-dealer or directly from the Fund by mail at Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by telephone at 1-800-820-0888. Shares may be purchased by automated clearing house (ACH), by check, or by bank wire. Shares may be redeemed on any day the NAV is calculated. You may receive redemption proceeds by ACH, by check, or by bank wire.

Eligible investors for Y- Class Shares include the following:

•	Institutions that hold omnibus accounts and do not require revenue sharing or service fee payments on those shares;

•	Retirement platforms that hold omnibus accounts and do not require revenue sharing or service fee payments on those shares;

•	Internal Revenue Code Section 529 college savings plan accounts;

•	Funds of Funds advised by Security Investors, LLC, or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Fund, which is $25,000,000.

The investor eligibility requirements may be amended from time to time as reflected in the Trust’s then-current registration statement. In addition, the Advisor, in its sole discretion, reserves the right to waive the minimum initial investment amount under certain circumstances when the Advisor believes it to be in the best interest of the Fund.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You may redeem all or any portion of your Fund shares at the Fund’s next determined net asset value (“NAV”) calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION – Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

FOUR IRVINGTON CENTRE
805 KING FARM BOULEVARD
SUITE 600
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

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